UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2013

SOUTHWEST GEORGIA FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

Georgia	001-12053	58-1392259
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

201 First Street, S.E.
Moultrie, Georgia	31768
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (229) 985-1120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the shareholders of the Corporation was held on May 28, 2013. Total shares eligible to vote amounted to 2,547,837. A total of 2,081,275 shares (81.69%) were represented by shareholders in attendance or by proxy.

Proposal 1: Election of Directors

The following nine directors were elected to serve on the Board of Directors for one year until the next annual meeting.

Director	Votes For	Votes Withheld	Broker Non-Votes

Cecil H. Barber	1,475,170	13,675	592,430
John J. Cole, Jr.	1,485,890	2,955	592,430
DeWitt Drew	1,485,890	2,955	592,430
Michael J. McLean	1,475,420	13,425	592,430
Richard L. Moss	1,475,420	13,425	592,430
Roy H. Reeves	1,480,610	8,235	592,430
Johnny R. Slocumb	1,484,900	3,945	592,430
M. Lane Wear	1,475,170	13,675	592,430
Marcus R. Wells	1,483,580	5,265	592,430

Proposal 2: Directors and Officers Stock Purchase Plan

The Directors and Officers Stock Purchase Plan was approved.

For	Against	Abstained	Broker Non-Votes
1,423,611	31,203	34,031	592,430

Proposal 3: “Say on Pay” Resolution

The advisory “say on pay” resolution supporting the compensation plan for the executive officers was approved.

For	Against	Abstained	Broker Non-Votes
1,314,055	66,554	108,179	592,487

Proposal 4: Frequency of “Say on Pay” Votes

The advisory “say on pay” votes on executive compensation programs will occur once every year.

Every One Year	Every Two Years	Every Three Years	Abstained	Broker Non-Votes
1,186,417	59,265	135,652	107,453	592,488

Proposal 5: Appointment of Independent Auditors

Thigpen, Jones, Seaton & Co., P.C. was appointed as our independent auditors for the fiscal year 2013.

For	Against	Abstained	Broker Non-Votes
2,061,152	6,921	13,145	57

ITEM 8.01 OTHER EVENTS

On May 30, 2013, Southwest Georgia Financial Corporation announced that its Board of Directors at its meeting yesterday declared a quarterly cash dividend of $0.04 per common share. The dividend is payable June 20, 2013, to shareholders of record on June 10, 2013. The Corporation paid a quarterly cash dividend of $0.04 per common share in March 2013. Southwest Georgia Financial Corporation or its predecessor, Southwest Georgia Bank, has paid cash dividends for 85 consecutive years.

A copy of that press release is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

The following exhibit is furnished with this report.

Exhibit 99.1: Southwest Georgia Financial Corporation’s press release dated May 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWEST GEORGIA FINANCIAL CORPORATION

BY:	/s/George R. Kirkland
GEORGE R. KIRKLAND
SENIOR VICE-PRESIDENT AND TREASURER
(FINANCIAL AND ACCOUNTING OFFICER)

Date: May 30, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 30, 2013